Summary Prospectus December 29, 2010 WBI Absolute Return Balanced Fund (the “Fund”)

No Load Shares	WBADX
Institutional Shares	WBBAX

Before you invest you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 29, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.wbifunds.com/literature.html.  You can also get this information at no cost by calling 1-855-WBI-FUND (1-855-924-3863) or by sending an email request to wbifunds@wbiinvestments.com.

Investment Objective
The Fund’s investment objectives are to seek current income and long-term capital appreciation, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)		No Load		Institutional
Maximum Sales Charge (Load) Imposed on Purchases		None		None
Maximum Deferred Sales Charge (Load)		None		None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)		2.00%		2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%		1.00%
Distribution and Service (Rule 12b-1) Fees		0.25%		0.00%
Other Expenses (includes Shareholder Servicing Plan Fees)(1)		0.89%		0.89%
Shareholder Servicing Plan Fees	0.40%		0.40%
Acquired Fund Fees and Expenses(2)		0.11%		0.11%
Total Annual Fund Operating Expenses		2.25%		2.00%
Less: Fee Waiver and/or Expense Reimbursement(3)		-0.14%		-0.14%
Net Annual Fund Operating Expenses		2.11%		1.86%
(1)	Other expenses are based on estimated customary Fund expenses for the current fiscal year.
(2)	Acquired fund fees and expenses (“AFFE”) are based on estimated amounts for the current fiscal year.
(3)
WBI Investments, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses to ensure that Net Annual Fund Operating Expenses (excluding AFFE, interest, taxes and extraordinary expenses) do not exceed 2.00% of average daily net assets for No Load shares and 1.75% of average daily net assets for Institutional shares.  The expense limitation will remain in effect through at least March 31, 2012, and may be terminated only by the Trust’s Board of Trustees (the “Board”).

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
No Load Shares	$214	$690
Institutional Shares	$189	$614

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 40% of its net assets in the equity securities of domestic and foreign dividend-paying companies of any size market capitalization with the capacity to increase dividends over time, and at least 40% of its net assets in domestic and foreign fixed income securities.  The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles and master limited partnerships (businesses organized as partnerships which trade on public exchanges).  The types of fixed income securities in which the Fund will generally invest include corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign fixed income securities, U.S. Government agency securities, high yield bonds (also known as “junk bonds”), exchange-traded notes, mortgage-backed securities and variable and floating rate securities.  The Fund expects to invest in fixed income securities of all maturities, from less than one year up to thirty years, depending on the manager’s assessment of the risks and opportunities along the yield curve.  (The yield curve refers to differences in yield among fixed income assets of varying maturities.)

The Fund may invest without limitation in securities of foreign issuers, and may invest up to 20% of its net assets in the securities of issuers in emerging markets.  The Fund may also invest up to 60% of its net assets in other investment companies, including exchange-traded funds (“ETFs”).  The Fund may invest up to 20% of its net assets in high yield bonds.

The Fund seeks to provide absolute returns, regardless of the performance of the overall market, by using quantitative computer screening of fundamental stock information to evaluate domestic and foreign securities in an attempt to find the best value and dividend opportunities worldwide.  Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases using a combination of price regression and momentum factors.  The Advisor’s buy discipline systematically adds qualifying securities within the Fund’s target allocations using available cash.

Once securities are purchased, the Advisor maintains a strict sell discipline with a dynamic stop loss and goal setting process that attempts to control the effects of the volatility of each invested position on the Fund’s value.  If a security stays within its acceptable price channel, the Advisor will continue to hold it in the Fund’s portfolio.  If the security moves outside the acceptable price channel, a stop is triggered and the Advisor will sell the security.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital.

The Fund’s target allocation is 50% dividend-paying equity securities and 50% fixed income securities.  Up to 10% of the Fund’s net assets may be invested in other strategies, including option strategies to hedge risk for the overall portfolio or for individual securities held.

At the discretion of the Advisor, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

•	Market Risk – Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.
•
Management Risk – Your investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis, and determination of portfolio securities.  If the Advisor’s investment strategies, including its stop loss and goal setting process, do not produce the expected results, the value of the Fund would decrease.  The Advisor has not previously managed a mutual fund.

•
New Fund Risk – The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

•
Equity Market Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer.

•
Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•
Investment Style Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying common stocks underperform other types of stocks.  In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

•
Fixed Income Securities Risk – Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

•
High-Yield Securities Risk – The fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Small and Medium Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
ETF and Mutual Fund Risk – When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Master Limited Partnership Risk – Investing in Master Limited Partnerships (“MLPs”) entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities and various other risks.

•
Exchange-Traded Note (“ETN”) Risk – The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

•
Mortgage-Backed Securities Risk – In addition to the general risks associated with fixed income securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile.  In particular, the recent events related to the U.S. housing market has had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.

Performance

When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information will be available on the Fund’s website at www.wbifunds.com or by calling the Fund toll-free at 1-855-WBI-FUND (1-855-924-3863).

Management
Investment Advisor.  WBI Investments, Inc. is the Fund’s investment advisor.

Portfolio Managers.   Mr. Gary E. Stroik, Chief Investment Officer and lead portfolio manager, and Mr. Donald R. Schreiber, Jr., Chief Executive Officer, President and co-portfolio manager, are the portfolio managers responsible for the day-to-day management of the Fund and they have managed the Fund since its inception in December 2010.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (WBI Absolute Return Balanced Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-855-WBI-FUND (1-855-924-3863), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

No Load Shares
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$250
Individual Retirement Accounts (“IRAs”) (Traditional, Roth, SEP, and SIMPLE IRAs), 403(b) Accounts, Qualified Plan Accounts	$1,000	Any amount
Automatic Investment Plan	$2,500	$100

Institutional Shares
Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$250,000	$250
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs), 403(b) Accounts, Qualified Plan Accounts	$250,000	Any amount
Automatic Investment Plan	$250,000	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.